SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): February 11, 1997





                    HARRODSBURG FIRST FINANCIAL BANCORP, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Delaware                      0-26570             61-1284899
----------------------------         --------------      --------------
(State or other jurisdiction         (SEC File No.)      (IRS Employer
     of incorporation)                                   Identification
                                                            Number)




104 South Chiles Street, Harrodsburg, Kentucky          40330-1620
-----------------------------------------------        ------------
(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code:  (606) 734-5452
                                                     --------------


                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                    HARRODSBURG FIRST FINANCIAL BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.   Other Events
          ------------

          The Registrant announced that it intends to implement the 1996 Restricted Stock Plan previously approved by stockholders. The Registrant intends to  purchase  up to 85,000  shares of its Common  Stock to be awarded as incentive bonuses to directors and officers of the Registrant and its subsidiaries. It is anticipated that such shares of Common Stock will be purchased in the open market from time to time during the next six months. Alternatively, the Plan is permitted to purchase such shares directly from the Registrant.

          For further details, reference is made to the press release dated January 28, 1997, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits
          --------

          (c) Exhibits:

                  99    Press Release dated January 28, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          HARRODSBURG FIRST FINANCIAL
                                                BANCORP, INC.



Date: February 11, 1997                   By: /s/ Jack D. Hood
                                              ----------------
                                              Jack D. Hood
                                              Chief Executive Officer
                                                and President